UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2005

BACK YARD BURGERS, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-12104	64-0737163
(Commission File Number)	(IRS Employer Identification No.)

1657 N. Shelby Oaks Drive, Suite 105 Memphis, Tennessee	38134-7401
(Address of Principal Executive Offices)	(Zip Code)

901-367-0888
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On February 28, 2005, Back Yard Burgers, Inc. issued a press release regarding the reporting of earnings for the fourth quarter of fiscal 2004 and the year ended January 1, 2005. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

     99.1 Press Release dated February 28, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 28, 2005

BACK YARD BURGERS, INC.
By:	/s/ Michael G. Webb
	Name:	Michael G. Webb
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of the Company dated February 28, 2005

4